                                                                     EXHIBIT 1.1


                          INCORPORATED UNDER THE LAWS
                         OF THE BRITISH VIRGIN ISLANDS


[CERTIFICATE NUMBER             [COMPANY LOGO                  [NUMBER OF SHARES
    APPEARS HERE]                APPEARS HERE]                   APPEARS HERE]

                                                               CUSIP
                                                              See Reverse for
                                                            Certain Definitions

                   EASYLINK INFORMATION TECHNOLOGY CO., LTD.



THIS CERTIFIES THAT _________________________ is the owner of __________________


fully paid and non-assessable shares of the common stock, no par value, of

EASYLINK INFORMATION TECHNOLOGY CO., LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

/s/ CHEN, LI-LUNG                       Dated ________________________
__________________________
Chen, Li-Lung, Chief Executive Officer [SEAL OF THE COMPANY APPEARS HERE]

/s/ TSENG, WEN-HUAR                     Countersigned and Registered:
________________________________       Corporate Stock Transfer, Inc.
Tseng, Wen-Huar, Secretary                   Transfer Agent and
                                                Registrar

                                        By __________________________
                                                 Authorized Signature

                   EASYLINK INFORMATION TECHNOLOGY CO., INC.

     The Corporation has, as set forth in its Memorandum of Association on file in its registered office in the British Virgin Islands denied the preemptive right of its shareholders to acquire unissued or treasury shares of the Corporation. The Corporation will furnish a copy of such provision of its Memorandum of Association to the record holder of this certificate without charge upon written request to the Corporation at its principal place of business or registered office.

     The Memorandum of Association of the Corporation authorizes the Board of Directors of the Corporation to cause the Corporation to issue shares of preferred stock with such rights and preferences as the Board of Directors may determine. If any such shares have been issued by the Corporation, a statement of such rights and preferences is on file in its registered office in the British Virgin Islands. The Corporation will furnish a copy of any such statement to the record holder of this certificate without charge upon written request to the Corporation at its principal place of business or registered office.


     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common            UNIF GIFT MIN ACT __________ Custodian __________
   TEN ENT -- as tenants by the entireties                        (Cust)               (Minor)
   JT TEN  -- as joint tenants with right                       Under Uniform Gifts to Minors
              of survivorship and not as                        Act _________________________
              tenants in common                                             (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the Corporation, with full power of substitution in the premises.

Dated ___________________________________



                                     X _________________________________________
     NOTICE:                                          (SIGNATURE)
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE     (ARROW)
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR     X _________________________________________
ENLARGEMENT OR ANY CHANGE WHATEVER.                   (SIGNATURE)

                                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                       ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM). PURSUANT TO
                                       S.E.C. RULE 17Ad-15.
                                       _________________________________________
                                       SIGNATURE(S) GUARANTEED BY:




                                       _________________________________________